SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )

[X]     Filed  by  Registrant

[ ]     Filed  by  a  Party  other  than  the  Registrant


Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement

[X]     Definitive  Proxy  Statement

[ ]     Definitive  Additional  Materials

[ ]     Soliciting  Material  Pursuant  to  240.14a-11(c)  or  240.14a-12

                                 AMPLIDYNE, INC.
                (Name of Registrant As Specified in its Charter)

                 MICHAEL E. LAWRENCE, PRESIDENT, AMPLIDYNE, INC.
                 (Name of Person(s) Filing the Proxy Statement)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1)      Title  of  each  class  of  securities  to  which  transaction  applies:

          N/A
         ------------------------------

2)      Aggregate  number  of  securities  to  which  transaction  applies:

          N/A
         ------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
          N/A
         ------------------------------

4)     Proposed  maximum  aggregate  value  of  transaction:

          N/A
         ------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

          1)  Amount  Previously  Paid:
               N/A
              ------------------------

          2)  Form,  Schedule  or  Registration  Statement  No.:
               N/A
              ------------------------

          3)  Filing  Party:
               N/A
              ------------------------
          4)  Date  Filed:
               N/A
              ------------------------

                                 AMPLIDYNE, INC.
                               59 LAGRANGE STREET
                               RARITAN, NJ  08869


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 27, 2001


TO  THE  STOCKHOLDERS  OF  AMPLIDYNE,  INC.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Amplidyne, Inc., a Delaware corporation (the "Company"), has been called for and will be held on December 27, 2001, at the Company's offices located at 59 LaGrange Street, Raritan, NJ 08869, at 11:00 a.m., Eastern Standard Time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

1. To elect four (4) directors to the Board of Directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified;

2. To approve an amendment to the Company's 1996 Option Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,850,000 shares to 2,225,000 shares;

3. To ratify the appointment by the Board of Directors of Grant Thornton, LLP as the Company's independent certified public accountants for the current fiscal year; and

4. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on November 20, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available for the examination of any stockholder at the Company's offices at 59 LaGrange Street, Raritan, NJ 08869 for ten days prior to December 27, 2001 and at the Annual Meeting.


                                       BY  ORDER  OF  THE  BOARD  OF  DIRECTORS


November  28,  2001                    Michael  E.  Lawrence,
                                       President

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 AMPLIDYNE, INC.
                               59 LAGRANGE STREET
                               RARITAN, NJ  08869

                                PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amplidyne, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Company's offices located at 59 LaGrange Street, Raritan, NJ 08869, on December 27, 2001 at 11:00 a.m., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting").

     The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect four (4) directors to the Board of Directors of the Company to hold office until the next annual meeting of stockholders,
(ii) to approve an amendment to the Company's 1996 Option Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,850,000 shares to 2,225,000 shares, (iii) to ratify the appointment by the Board of Directors of Grant Thornton, LLP as the Company's independent certified public accountants for the current fiscal year, and (iv) to consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof. THE COMPANY'S BOARD OF DIRECTORS HAS TAKEN UNANIMOUS AFFIRMATIVE ACTION WITH RESPECT TO EACH OF THE FOREGOING PROPOSALS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF EACH OF THE PROPOSALS. Only holders of record of Common Stock, par value $.0001 per share ("Common Stock"), of the Company at the close of business on November 20, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting.

     The principal executive offices of the Company are located at 59 LaGrange Street, Raritan, NJ 08869 and its telephone number is (908) 253-6870. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is November 28, 2001. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, including audited financial statements, and the Company's Quarterly Reports on Form 10-QSB for the periods ended March 31, 2001, June 30, 2001 and September 30, 2001, are being sent to stockholders together with this Proxy Statement.

VOTING  REQUIREMENTS

     The securities of the Company entitled to vote at the meeting consist of shares of its Common Stock. Each share of Common Stock is entitled to one vote on all matters. As of the Record Date, there were outstanding 7,892,661 shares of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, the Company had approximately 76 holders of record and approximately 2,250 additional beneficial holders of Common Stock.

     The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The (i) nominees to be selected as Directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to such Proposal, and (ii) approval of the amendment to the Company's

1996 Option Plan described in Proposal 2 and the ratification of the Company's auditors contained in Proposal 3 must receive the affirmative vote of a majority of the eligible votes cast at the Annual Meeting with respect to such Proposals. Abstentions and broker non-votes will have no effect with respect to any of the Proposals. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1,2 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

     The expense of preparing, printing and mailing the Notice of Annual Meeting, Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

     Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

     ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. THE BOARD OF DIRECTORS DOES NOT KNOW OF ANY MATTER TO BE PROPOSED FOR ACTION AT THE ANNUAL MEETING OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

     None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

     The Company's Board of Directors presently consists of four (4) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

     The Board of Directors has nominated four (4) candidates to serve as directors, all of whom are currently directors. The names and biographical summaries of the four (4) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The proxies will be voted for the election of the four (4) nominees listed below as directors of the Company unless otherwise specified on the proxy form provided. The vote of a plurality of the eligible votes cast at the Annual Meeting with respect to the nomination of the four (4) nominees will be necessary for their election as directors of the Company. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL  SUMMARIES  OF  NOMINEES  FOR  THE  BOARD  OF  DIRECTORS

DEVENDAR S. BAINS has been Chairman of the Board, Chief Executive Officer, Treasurer and a director of the Company since its inception in 1988. He was also President of the Company from inception through September 2001. From 1983 to 1988 Mr. Bains was Group Project Leader of Amplifier division of Microwave Semiconductor Corporation. Previously, Mr. Bains was employed at G.E.C. in Coventry, England. Mr. Bains received a Bachelors Degree in Electronic Engineering from Sheffield University, England, and a Masters Degree in Microwave Communications from the University of Leeds and Sheffield, England. Mr. Bains is the brother of Tarlochan Bains and the husband of Nirmal Bains.

TARLOCHAN BAINS has been Vice President of Operations since March 2000 and a director since 1991. From 1991 through March 2000, he was the Company's Vice President of Sales and Marketing. Previously, Mr. Bains was Technical Manager at Land Rover in Solihull, England. He has a Higher National Diploma in Mechanical Engineering from Hatfield Polytechnic, England and a Masters Degree in Automotive Engineering from Cranfield Institute of Technology, England. Mr. Bains is the brother of Devendar S. Bains and the brother-in-law of Nirmal Bains.

CHARLES J. RITCHIE was elected to the Board of Directors of the Company in February 1998. Mr. Ritchie has had a 32 year career with Lucent Technologies, formerly AT&T, with assignments that included Product Management, Account Management, AT&T Divestiture Planning, National Cellular Sales Manager for non-Wireline Companies, International Wireless Product Support, and many others. Since 1992, Mr. Ritchie has been an International Business Development director for Europe, Middle East and Africa for the Network Wireless Division at Lucent Technologies. Marketing, sales and business development education and experience were accrued over his business career. Mr. Ritchie received a Bachelors Degree in Electrical Engineering at Youngstown University and continued with graduate work in Electrical Engineering at Ohio State University.

MANISH V. DETROJA was elected to the Board of Directors of the Company in February 1998. Mr. Detroja has been with Current Circuits Inc. ("CCI"), a private company engaged in the manufacturing of printed circuit boards for the electric industry, since its inception in May of 1989. From 1989-1993 Mr.

Detroja was the production manager for CCI and from 1993-1996 he was its sales manager for the entire United States. He is currently the president and chief executive officer of CCI. Mr. Detroja is a graduate of Temple University and has a B.S. in Electrical Engineering Technology.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. DEVENDAR BAINS, TARLOCHAN BAINS, CHARLES J. RITCHIE AND MANISH V. DETROJA. UNLESS OTHERWISE INSTRUCTED OR UNLESS AUTHORITY TO VOTE IS WITHHELD, THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES.

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The names and ages of the directors, executive officers, significant employees and promoters of the Company are set forth below. All directors are elected annually by the stockholders to serve until the next annual meeting of the stockholders and until their successors are duly elected and qualified. Officers are elected annually by the Board of Directors to serve at the pleasure of the Board.

NAME                     AGE     POSITION(S)  WITH  THE  COMPANY
----                     ---     -------------------------------
Devendar  S.  Bains*     51      Chairman of the Board, Chief Executive Officer,
                                 Treasurer  and  Director

Michael  E.  Lawrence    54      President  and  Chief  Operating  Officer

Tarlochan  Bains         52      Vice President-Operations  and  Director

Amarjit S. ("AJ") Momi   58      Vice  President-Marketing

Nirmal  Bains            44      Secretary

Charles  J.  Ritchie*    58      Director

Manish  V.  Detroja*     34      Director

 *  Member  of  the  Compensation  Committee  and  Audit  Committee.

BIOGRAPHICAL  SUMMARIES

See "Biographical Summaries for Nominees for the Board of Directors" above for biographical summaries of Messrs. Devendar Bains, Tarlochan Bains, Charles Ritchie and Manish Detroja.

AMARJIT S. ("AJ") MOMI joined the Company in April 2001 as its Vice President-Marketing. Mr. Momi has more than 25 years of experience in the telecommunications and data communications industry. He was with AT&T (from 1977-1990) and then Lucent Technologies (from 1995-2000), totally more than 18 years, with assignments in National Account Management, Product Management, Product Marketing - Enterprise Networks and then Director of Wireless Data Networks Enterprise Networks Group, responsible for worldwide activities. From 1990-1995 he was an Assistant Director of Information Technology for IPC Information Systems, a leading systems integrator for financial institutions in New York City.

MICHAEL E. LAWRENCE joined the Company in September 2001 as its President and Chief Operating Officer. Mr. Lawrence has over thirty years of experience in the international communications industry. From January 2001 through September 2001, he acted as managing partner of Technology Consulting Group, a wireless engineering and design consulting company. From November 1999 through December 2000, he was president and chief executive officer of Intercontinental Telecom Corporation, a Brazilian IP network company. From November 1997 through November 1999 he was a director of network integration and design at Alcatel Telecom (Brazil), a telecommunications company. From September 1994 through November 1997, he worked as technical services director and network wireless director for AT&T (Brazil) and Lucent Technologies (Brazil). From January 1970 through September 1994, he worked in various management capacities for AT&T. Mr. Lawrence holds a BS in Management from North Central College.

NIRMAL BAINS has been Secretary of the Company since 1989. She has a degree in Computer Programming from Cittone Institute in New Jersey. Mrs. Bains is the wife of Devendar S. Bains and the sister-in-law of Tarlochan Bains.

     The Company has established an audit committee and a compensation committee.

     The audit committee reviews, among other matters, the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The audit committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The audit committee has adopted an audit committee charter.

     The audit committee has reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 with management. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the auditors' independence. Based on the review and discussions noted above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company 2000 Annual Report on Form 10-KSB.

     The audit committee consists of three members, two of whom (Messrs. Ritchie and Detroja) are "independent" (as defined in the listing standards maintained by the Nasdaq Stock Market). Mr. Devendar Bains is the third member of the committee. The audit committee met four times during fiscal year 2000.

     For the year ended December 31, 2000, the Company incurred professional fees to its auditors in the amount of $87,660, of which $69,440 related to auditing services and $18,220 related to all other services. The audit committee has considered whether the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2000 were compatible with the auditor's independence and has concluded that the Company's auditors have maintained its independence.

                          Devendar  S.  Bains
                          Charles  J.  Ritchie
                          ManishV.  Detroja

     The compensation committee reviews executive salaries, administers any bonus, incentive compensation and stock option plans of the Company, and approves the salaries and other benefits of the executive officers of the Company. In addition, the compensation committee consults with the Company's management regarding pension and other benefit plans, and compensation policies and practices of the Company. The compensation committee consists of Devendar
S. Bains, Charles J. Ritchie and Manish V. Detroja. The compensation committee met four times during fiscal year 2000.

     Each non-employee director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company. Directors who are employees of the Company are not paid any fees or other remuneration for service on the Board or any of the committees. Each non-employee director may receive options to purchase Common Stock or other remuneration. The members of the Board of Directors intend to meet at least quarterly during the Company's fiscal year, and at such other times duly called.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

SUMMARY  COMPENSATION  TABLE

     The following table sets forth the aggregate compensation paid by the Company for the years ended December 31, 1998, 1999 and 2000 for its Chief Executive Officer and Vice President, respectively. No other employee received compensation in excess of $100,000. Each non-employee director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company.


                                                                                             Long Term Compensation
                                                                                 ---------------------------------------------

                                             Annual Compensation                        Awards                  Payouts
                                                                                 -------------------       -------------------
                                                                                Restricted    Securities
Name of Individual                                                Other Annual    Stock       Underlying      LTIP   All Other
and Principal Position       Year         Salary       Bonus      Compensation    Awards    Options/SARS(#)  Payouts  Comp.
----------------------   -----------------------------------------------------------------------------------------------------
Davendar S. Bains,           2000     $   162,000       ---      $  20,000(1)        ---           ---          ---      ---
Chairman
Chief Executive              1999     $    85,000       ---      $  20,000(1)        ---           ---          ---      ---
Officer                                                          $  77,000(2)
and Treasurer                1998     $    85,000       ---      $  20,000(1)        ---           ---          ---      ---
                                                                 $ 117,000(2)

Tarlochan Bains,             2000     $   105,000       ---            ---           ---           ---          ---      ---
Vice President               1999     $    62,000       ---      $  74,000(2)        ---           ---          ---      ---
and Director                 1998     $    62,000       ---      $  54,000(2)        ---           ---          ---      ---


(1) Represents payment for health insurance and automobile insurance lease payments on behalf of such individual but does not include deferred compensation.

(2) Represents the fair value of shares of Common Stock in lieu of cash payment of the amount owed for deferred compensation.
-----------------



EMPLOYMENT  AGREEMENTS
----------------------

     The Company entered into five-year employment agreements commencing May 1, 1996 with each of Devendar Bains (Chairman, Chief Executive Officer and Treasurer), Tarlochan Bains (Vice President - Operations), and Nirmal Bains (Secretary), which, as extended, now expire on April 30, 2002. The employment agreements provide for annual base salaries of $162,000, $100,000 and $50,000 with respect to Devendar Bains, Tarlochan Bains and Nirmal Bains, respectively. The employment agreements provide for discretionary bonuses to be determined in the sole discretion of the Board of Directors and contain covenants not to compete with the Company for a two year period following termination of employment.

     The Company has entered into a one-year employment agreement, commencing April 2, 2001 and expiring March 31, 2002, with Mr. Momi, its Vice
President-Marketing. The agreement provides for an annual base salary of $150,000. The agreement contains covenants not to compete with the Company following termination of employment. Pursuant to the agreement, the Company issued to Mr. Momi 100,000 options to purchase common sock with an exercise price of $3 1/8 per share, which vested on September 30, 2001. If the agreement is renewed for successive one-year periods, Mr. Momi will also be entitled to an additional 200,000 options, exercisable at $4.00 per share, which vest over time between September 2002 and March 2004. All of such options expire on December 31, 2005.

     The Company has entered into a three-year employment agreement, commencing September 12, 2001, with Mr. Lawrence, its President. The agreement provides for an annual base salary of $160,000, subject to increase in certain circumstances. Mr. Lawrence is entitled to receive an incentive bonus of up to 100% of his base salary as determined by the Board. The agreement contains covenants not to compete with the Company following termination of employment. Pursuant to the agreement, the Company issued to Mr. Lawrence 300,000 options to purchase common stock with an exercise price of $1.50 per share, half of which vest in March 2002 and half of which vest in September 2002. Mr. Lawrence is also entitled to the grant of additional options in certain circumstances.

     In  June 1998, the Company issued 40,000 shares of Common Stock to Devendar
S. Bains, the Company's President and Chief Executive Officer, in consideration of the forgiveness by Mr. Bains of $50,000 of accrued salary owed to him.

     On December 31, 1998, accrued and unpaid salary in the aggregate amount of $195,000 owed as of September 30, 1998 to Devendar S. Bains ($117,000), Tarlochan Bains ($54,600) and Nirmal Bains ($23,400), were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 104,000, 48,533 and 20,800 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of September 30, 1998).

     On March 31, 1999, accrued and unpaid salary in the aggregate amount of $20,717 owed as of December 31, 1998 to Devendar S. Bains ($10,566), Tarlochan Bains ($6,629) and Nirmal Bains ($3,522) were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 4,025, 2,526 and 1,342 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of March 31, 1999).

     On March 31, 1999, accrued and unpaid salary in the aggregate amount of $41,920 owed as of March 31, 1999 to Devendar S. Bains ($14,346), Tarlochan Bains ($25,474) and Nirmal Bains ($2,100) were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 5,465, 9,704 and 800 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of March 31, 1999).

     On June 30, 1999, accrued and unpaid salary in the aggregate amount of $57,546 owed as of June 30, 1999 to Devendar S. Bains ($27,424), Tarlochan Bains ($22,822) and Nirmal Bains ($7,300) were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 15,398, 12,815 and 4,099 shares, respectively, to such persons (based upon the closing sales price of the Common Stock as of June 30, 1999).

     On September 30, 1999, accrued and unpaid salary in the aggregate amount of $38,541 owed as of September 30, 1999 to Devendar S. Bains ($20,885), Tarlochan Bains ($12,986) and Nirmal Bains ($4,700), were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 3,358, 2,088 and 756 shares, respectively, to such persons (based upon the closing sales price of the Common Stock on September 29, 1999).

     On December 31, 1999, accrued and unpaid salary in the aggregate amount of $22,369 owed as of December 31, 1999 to Devendar S. Bains ($14,346), Tarlochan Bains ($5,923) and Nirmal Bains ($2,100), were forgiven. In consideration of such forgiveness of accrued salary, the Company issued 3,566, 1,060 and 376 shares, respectively, to such persons (based upon the closing sales price of the Common Stock on December 31, 1999).

     There  were  no  conversions  of  unpaid  salary  into  equity during 2000.

STOCK  OPTION  PLANS  AND  AGREEMENTS

     Option Plan - In May 1996, the directors of the Company adopted and the stockholders of the Company approved the adoption of the Company's 1996 Stock Option Plan (as amended, the "Option Plan"). The purpose of the Option Plan is to enable the Company to encourage key employees and directors to contribute to the success of the Company by granting such employees and directors incentive stock options ("ISOs") or non-qualified stock options ("NQOs").

     The Option Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Committee") which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs, NQOs or a combination thereof, and the number of shares to be subject to such options.

     The Option Plan provides for the granting of ISOs or NQOs to purchase Common Stock at an exercise price to be determined by the Board of Directors or the Committee not less than the fair market value of the Common Stock on the date the option is granted.

     The total number of shares with respect to which options may be granted under the Option Plan is currently 1,850,000 (See, however, Proposal 2 - Amendment to 1996 Option Plan). Options may not be granted to an individual to the extent that in the calendar year in which such options first become exercisable the shares subject to such options have a fair market value on the date of grant in excess of $100,000. No option may be granted under the Option Plan after May 2006 and no option may be outstanding for more than ten years after its grant. Additionally, no option can be granted for more than five (5) years to a stockholder owning 10% or more of the Company's outstanding Common Stock and such options must have an exercise price of not less than 110% of the fair market value on the date of grant.

     Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash or in shares of Common Stock, or in a combination of both. The Company may lend to the holder of an option funds sufficient to pay the exercise price, subject to certain limitations.

     The Option Plan may be terminated or amended at any time by the Board of Directors, except that, without stockholder approval, the Option Plan may not be amended to increase the number of shares subject to the Option Plan, change the class of persons eligible to receive options under the Option Plan or materially increase the benefits of participants.

     As of the Record Date, 1,791,000 options to purchase Common Stock under the Option Plan were granted and/or reserved to certain employees, including
Devendar  Bains  (1,000,000  options),  Tarlochan  Bains  (100,000 options), and
Nirmal Bains (50,000 options), the Company's Chief Executive Officer, Vice President-Operations and Secretary, respectively. The options are exercisable at $4.00 and expire on May 31, 2004. 30,000 options to purchase Common Stock were granted to each of Messrs. Detroja and Ritchie, Directors of the Company. These options are exercisable at $1.25, are fully vested and expire on May 31, 2004. In addition, 100,000 options to purchase Common Stock were issued to Mr. Momi, the Company's Vice President - Marketing, which are exercisable at $3-1/8, are fully vested and expire December 31, 2005. An additional 200,000 options are reserved for grant to Mr. Momi pursuant to the terms of his employment agreement with an exercise price of $4.00 per share. In addition, 85,000 options issued to other employees are exercisable at $3.25 per share, which vest over a period of time through December 31, 2002. Such options expire between November 1, 2003 and December 31, 2004. No determinations have been made regarding the persons to whom options will be granted in the future, the number of shares which will be subject to such options or the exercise prices to be fixed with respect to any option. See "Proposal 2 - Amendment to 1996 Option Plan."

Other  Options

     As of the Record Date, each of Messrs. Detroja and Ritchie also own 45,000 options to purchase Common Stock. These options are exercisable at $1.25 per share, are fully vested and expire on May 31, 2004. In additional, pursuant to the terms of Mr. Lawrence's employment agreement, the Company issued 300,000 options to purchase Common Stock exercisable at $1.50 per share. The options vest equally in March 2002 and September 2002 and expire December 31, 2005.

                           PRINCIPAL STOCKHOLDERS AND
                          STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding shares of Common Stock by (i) any holder known to the Company owning more than five percent (5%) of the outstanding shares; (ii) each of the Company's executive officers and directors; and (iii) the directors and executive officers of the Company as a group:

Name  of  Beneficial              Number of Shares      Percentage (%) of
Owner*                           of Common Stock(1)        Ownership
-------------------              ------------------        ---------
Devendar  S.  Bains(2)               3,272,985               36.60

Michael  E.  Lawrence(3)                  ----                ----

Tarlochan  Bains(4)                    178,456                2.23

Amarjit  S.  ("AJ")  Momi(5)           100,000                1.25

Nirmal  Bains(2)                     3,272,985               36.60

Charles  J.  Ritchie(6)                 75,000                 .94

Manish  V.  Detroja(7)                  75,000                 .94

Harris  Freedman(8)                    552,389                6.98

Joseph  Giamanco(9)                    501,464                6.29

Jerome  Belson(10)                     757,074                9.53

All  Officers  and  Directors
as  a  group  (7  persons)(11)       3,701,441               39.83

  *     Unless  otherwise  indicated,  the address of all persons listed in this section  is  c/o  Amplidyne,  Inc.,  59  LaGrange  Street,  Raritan, NJ  08869 .

(1) Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Exchange Act.

(2) Mr. Devendar Bains is the husband of Mrs. Nirmal Bains and the brother of Mr. Tarlochan Bains. Mr. Devendar Bains is the record holder of 2,194,812 of such shares and Mrs. Nirmal Bains is the record holder of 28,173 of such shares. Includes 1,000,000 stock options which were granted to Mr. Devendar Bains. Includes 50,000 stock options which were granted to Ms. Nirmal Bains. See "Executive Compensation-Stock Option Plans and Agreements."

(3) Does not include shares of Common Stock underlying stock options that are not exercisable until March 2002. See "Executive Compensation - Employment Agreements."

(4) Mr. Tarlochan Bains is the brother of Mr. Devendar Bains. Mr. Tarlochan Bains is the record holder of 78,456 of such shares. Includes 100,000 stock options. See "Executive Compensation - Stock Option Plans and Agreements."

(5) Represents 100,000 shares of Common Stock that are issuable upon exercise of stock options that are exercisable at $3-1/8 per share and expire December 31, 2005. Does not include 200,000 shares of Common Stock underlying stock options that are not currently exercisable. See "Executive Compensation - Employment Agreements."

(6) The address for such person is 92 Parker Road, Long Valley, NJ 07853. Includes 75,000 stock options. See "Executive Compensation - Stock Option Plans and Agreements."

(7) The address for such person is 925 Schwal Road, Hatfield, PA 19440. Includes 75,000 stock options. See "Executive Compensation - Stock Option Plans and Agreements."

(8) The address for this stockholder is 1241 Gulf of Mexico Drive, Longboat Key, Florida 34228. Includes shares owned by entities controlled by such stockholder. Includes 25,000 shares Common Stock that are issuable upon exercise of warrants owned by such stockholder that are exercisable at $3.00 per share and expire on July 31, 2004.

(9) Based upon a Schedule 13G filed with the SEC on February 2, 2001 and other information provided to the Company by such stockholder. The address for this stockholder is c/o G.H.M., Inc., 74 Trinity Place, New York, NY 10006. Includes 25,000 shares of Common Stock that are issuable upon exercise of warrants owned by such stockholder that are exercisable at $3.00 per share and expire on July 31, 2004. Also includes approximately 58,140 shares of Common Stock which are issuable upon conversion of the Company's Series B Preferred Stock held by such stockholder (assuming a conversion price (on the Record Date) of $.86 per share).

(10) Based upon a Schedule 13D filed with the SEC on August 27, 2001 and other information provided to the Company by such stockholder. The address for this stockholder is c/o Jerome Belson Associates, Inc., 495 Broadway, New York, NY 10012. Includes 619,074 shares owned by Mr. Belson and 88,000 shares owned by the Jerome Belson Foundation, a charitable corporation of which Mr. Belson is the President and, as a result, may be deemed to have voting and investment power over such shares. Also includes 50,000 shares that are issuable upon exercise of warrants owned by Mr. Belson that are exercisable at $3.00 per share and expire on July 31, 2004. Does not include an additional 135,400 shares of Common Stock held by certain members of Mr. Belson's family. All of such persons may be deemed to be members of a group within the meaning of Section 13(d) of the Exchange Act that owns 11.24% of the Company's outstanding Common Stock.

(11) Includes 1,000,000 options held by Devendar Bains, 50,000 options held by Nirmal Bains, 100,000 options held by Tarlochan Bains, 75,000 options held by Mr. Detroja, 75,000 options held by Mr. Ritchie and 100,000 options held by Mr. Momi. See Notes 2, 4, 5, 6 and 7. Does not include 300,000 options issued to Mr. Lawrence and 200,000 additional options issued to Mr. Momi, all of which are not currently exercisable. See Notes 3 and 5.

                                  PROPOSAL TWO

                        AMENDMENT OF THE 1996 OPTION PLAN

     In 1996, the Board of Directors and stockholders approved the adoption of the Option Plan. The Option Plan originally authorized up to 1,500,000 shares of Company Common Stock for grants of stock options. In December 2000, upon the recommendation of the Board of Directors, the stockholders approved an amendment to the 1996 Option Plan increasing the number of shares of Common Stock subject to the Option Plan from 1,500,000 to 1,850,000 shares. The Board of Directors has amended the Option Plan, subject to stockholder approval, to authorize 375,000 additional shares for future awards (the "Plan Proposal").

     Because of the limited number of remaining shares that may be granted under the Option Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

     The Company intends to continue awarding options in order to attract and retain the services or advice of such directors and employees to provide additional incentive for such persons to exert maximum efforts for the success of the Company. For a summary of the principal features of the Option Plan, see "Stock Option Plans and Agreements." The proposed amendment to the Option Plan is set forth as Appendix A to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN PROPOSAL. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PLAN PROPOSAL.

                                 PROPOSAL THREE


    RATIFICATION OF SELECTION OF THE FIRM OF GRANT THORNTON, LLP AS INDEPENDENT
                       PUBLIC ACCOUNTANTS FOR THE COMPANY

     The Board of Directors, upon recommendation of the Audit Committee, concluded that the continued engagement of Grant Thornton, LLP as the Company's independent public accountants for the 2001 fiscal year was in the best interests of the Company. The Board of Directors recommends that stockholders ratify its choice of Grant Thornton, LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH PROPOSAL.

                              OTHER PROPOSED ACTION

     The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

                           INCORPORATION BY REFERENCE

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and the Company's Quarterly Reports on Form 10-QSB for the periods ended March 31, 2001, June 30, 2001 and September 30, 2001, are incorporated herein by reference. Copies of such filings are being sent to stockholders together with this Proxy Statement.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

     If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the 2002 annual meeting of stockholders, that proposal must be presented to the Company's secretary prior to June 15, 2002.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                            AMPLIDYNE,  INC.


November  28,  2001                         Michael  E.  Lawrence,
                                            President

                                                                      APPENDIX A


                                 AMPLIDYNE, INC.
                                1996 OPTION PLAN


     This Amplidyne, Inc. 1996 Option Plan (the "Option Plan") is hereby amended as follows:

     1.  Section  5  of  the  Option  Plan  is  amended  to  read  as  follows:

     5. The Shares. Subject to the provisions of Section 7, the aggregate number of Shares which may be issued under the Plan shall be 2,225,000. Such number of Shares may be set aside out of the authorized but unissued Shares not reserved for any other purpose or out of Shares held in or acquired for the treasury of the Company. If all or part of an option is unexercised, the Shares which were not exercised may again be available for grant under the Plan.

     2. Except as expressly amended, the provisions of the Option Plan shall remain in full force and effect.

     3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and stockholders of the Company.

                                   Adopted  by  the  Board  of  Directors
                                   this  19th  day  of  November,  2001




                                   Approved  by  the  Stockholders
                                   this___ day  of  December,  2001

                                                                           PROXY
                                AMPLIDYNE, INC.

THIS  PROXY  IS  BEING  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

     The undersigned hereby appoint(s) Devendar S. Bains and Tarlochan Bains with the power of substitution and resubstitution to vote any and all shares of capital stock of Amplidyne, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on December 27, 2001, at 11:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):


1.     ELECTION  OF  DIRECTORS
       -----------------------

          VOTE

___ FOR ALL nominees list below EXCEPT as marked to the contrary below

___ WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Devendar S. Bains, Tarlochan Bains, Charles J. Ritchie and Manish V. Detroja


2.     AMENDMENT  OF  THE  1996  OPTION  PLAN
       --------------------------------------

___       FOR  the  Amendment  of  the  1996  Option  Plan

___       WITHHOLD  AUTHORITY

___       ABSTAIN

3.     RATIFICATION  OF  THE  APPOINTMENT  OF GRANT THORNTON, LLP AS INDEPENDENT
       -------------------------------------------------------------------------
       AUDITORS  OF  THE  COMPANY  FOR  FISCAL  YEAR  2001.
       -------------------------------------------------

___       FOR  the  ratification  of  the  appointment  of  Grant Thornton, LLP.

___       WITHHOLD  AUTHORITY

___       ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE FOUR (4) NOMINEES NAMED IN ITEM 1, THE AMENDMENT OF THE 1996 OPTION PLAN IN ITEM 2, AND THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP. AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2001 IN ITEM 3.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPLIDYNE, INC.

                            Dated:___________________________________


                            _________________________________________
                            Signature

                            _________________________________________
                            Signature  if  jointly  owned:

                            _________________________________________
                            Print  name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

     PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE